                                                                    EXHIBIT 99.1



S1 REPORTS SECOND QUARTER FINANCIAL RESULTS INCLUDING STRONG ENTERPRISE GROWTH

ATLANTA--July 30, 2002--S1 Corporation (Nasdaq: SONE), a leading global provider of Enterprise software solutions, today announced its financial results for the quarter ended June 30, 2002.

         Revenues for the second quarter of 2002 were $75.3 million, an increase of 14% compared with $66.1 million reported for the quarter ended June 30, 2001. Net loss for the second quarter of 2002 was $5.6 million, or ($0.08) per share, compared to a net loss of $43.6 million, or ($0.74) per share, for the corresponding period in 2001. Second quarter 2002 revenue and loss per share results were in line with the company's previous guidance.

         "Our second quarter results reflect the continuing progress we are making in the execution of our Enterprise strategy," said Jaime Ellertson, chief executive officer of S1 Corporation. "In a difficult economic environment, we executed 14 new Enterprise deals, several of which represent multi-million dollar commitments to our Enterprise Platform. The continued momentum provided by our Enterprise solutions gives us confidence that we will achieve our stated goal of EPS profitability by the fourth quarter of this year."

         S1 also announced today that its Board of Directors has approved a program to commit up to $10 million for the repurchase of the company's common stock. The timing of the purchases and the exact number of shares to be purchased will depend on market conditions. Purchases will be financed from available cash. "We are confident in the strength and future of our business and at recent price levels, we believe our stock price represents a compelling investment opportunity," said Ellertson. "We believe this program will serve our shareholders well over the long-term."

         The Company also announced that it is pursuing a sale of its non-financial services focused Contact Center assets, comprised primarily of its Edify business unit.

RECENT OPERATING HIGHLIGHTS

         - Signed 95 new customers and recorded more than 200 cross-sales to the company's existing customer base of more than 3,900 financial institutions during Q2;
         - Successfully completed the first implementation of the S1 Enterprise Platform solution and S1 Personal Banking;
         - Completed the second general availability release of Enterprise Platform version 1.1 during Q2;
         -        Executed on the S1/IBM relationship with two significant new customer contracts signed during the second quarter;
         -        Realigned our product development resources by consolidating development centers around distinct centers of excellence; and
         - Generated $6.9 million in cash flow from operations for an ending cash and current investments balance of $147 million.

FINANCIAL GUIDANCE

         The company's decision to pursue a sale of its Contact Center assets will result in changes to the financial presentation of the results of this business unit, which will be presented as results from discontinued operations beginning in Q3 of 2002 in accordance with generally accepted accounting principles (GAAP). Revenues and expenses from the Contact Center segment will be netted and presented in one line item apart from the company's results from continuing operations for all periods until such time as a sale is completed. A reconciliation of previous financial guidance to the new presentation is attached as a supplemental schedule.

         S1 has broadened the range of its revenue guidance for its core financial services business, increasing the high end and decreasing the low end of its projections for each of the remaining quarters in 2002 and for the full year 2002. The Company's EPS guidance has increased from previous guidance, and the Company reaffirms that it will be net income positive by Q4 2002.

CONFERENCE CALL INFORMATION

         Mr. Ellertson will host a conference call to discuss second quarter financial and operating results on July 30th at 5:00 p.m. EDT. The call may be accessed via the company's website at www.s1.com.

ABOUT S1 CORPORATION

         S1 (Nasdaq: SONE) is a leading global provider to more than 3,900 banks, credit unions, insurance providers, and investment firms of enterprise software solutions that turn customer interactions into profits. S1's Enterprise eFinance solutions deliver a transactionable, customer-centric view across all delivery channels, resulting in a more compelling experience for the customers and a more profitable relationship for the financial institution. S1 is the only eFinance provider with the proven experience, breadth of products, and financial strength to empower financial services companies' Enterprise eFinance strategy. Additional information about S1 is available at www.s1.com

FORWARD LOOKING STATEMENTS

         This press release contains forward-looking statements relating to results of operations; benefits of certain programs; product availability, features and benefits; market penetration; and market strategies. Such statements are made based on management's beliefs as well as assumptions made by, and information currently available to, management pursuant to "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements reflect our best judgement, they are subject to risks and uncertainties that could cause a change in focus and direction. A discussion of certain risk factors that may cause actual results to differ from these forward-looking statements can be found in S1's Annual Report on Form 10-K for the year ended December 31, 2001, on file with the SEC.

Contact:

     S1 Corporation
     Investor Relations
     Nancy O'Donnell, 404/923-6671
     nancy.odonnell@s1.com

      or

     Sterling Hager, Inc. for S1 Corporation
     Tracey Frederickson, 617/926-6665
     tfrederickson@sterlinghager.com

                             S1 CORPORATION AND SUBSIDIARIES
                          CONDENSED CONSOLIDATED BALANCE SHEETS
                                      (IN THOUSANDS)

                                                                                     JUNE 30,                  DECEMBER 31,
                                                                                       2002                        2001
                                                                                    -----------                ------------
                                                                                    (UNAUDITED)
ASSETS
  Current assets:
        Cash and cash equivalents                                                   $   123,732                $   119,632
        Short term investments                                                           23,088                     28,818
        Accounts receivable, net                                                         62,033                     56,502
        Other current assets                                                              9,180                      7,902
                                                                                    -----------                -----------
                 Total current assets                                                   218,033                    212,854
Property and equipment, net                                                              37,372                     41,253
Goodwill and other intangible assets, net                                               133,851                    111,223
Other assets                                                                              9,347                      6,707
                                                                                    -----------                -----------
                 Total assets                                                       $   398,603                $   372,037
                                                                                    ===========                ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
        Accounts payable and other accrued liabilities                              $    56,047                $    49,603
        Deferred revenues                                                                34,252                     27,499
        Current portion of capital lease obligation and notes payable                     4,473                      5,925
                                                                                    -----------                -----------
                 Total current liabilities                                               94,772                     83,027
Other liabilities                                                                        12,920                     14,392
                                                                                    -----------                -----------
                 Total liabilities                                                      107,692                     97,419
                                                                                    -----------                -----------
Stockholders' equity:
            Preferred stock                                                              18,328                    241,975
           Common stock                                                                     709                        614
           Additional paid-in capital                                                 1,894,889                  1,640,972
           Accumulated deficit                                                       (1,619,501)                (1,607,148)
           Other comprehensive income                                                    (3,514)                    (1,795)
                                                                                    -----------                -----------
                 Total stockholders' equity                                             290,911                    274,618
                                                                                    -----------                -----------
                 Total liabilities and stockholders' equity                         $   398,603                $   372,037
                                                                                    ===========                ===========

                         S1 CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                   (UNAUDITED)



                                                                THREE MONTHS ENDED                       YEAR TO DATE
                                                          6/30/2002            6/30/2001            6/30/2002          6/30/2001
                                                         ------------         -----------        ------------        ------------
REVENUES:
     Software licenses                                   $     25,061        $     17,329        $     46,230        $     31,135
     Support and maintenance                                   14,503               8,627              29,545              17,672
     Professional services                                     24,861              27,786              49,679              57,347
     Data center                                               10,569              11,857              21,677              22,095
     Other                                                        316                 493                 749                 948
                                                         ------------         -----------        ------------        ------------
           Total revenues                                      75,310              66,092             147,880             129,197
                                                         ------------         -----------        ------------        ------------
DIRECT COSTS:
     Software licenses                                          1,545               1,128               2,758               2,505
     Professional services, support and maintenance            22,678              21,098              43,939              48,286
     Data center                                                5,665               6,306              10,871              13,056
     Other                                                        302                 298                 582                 658
                                                         ------------         -----------        ------------        ------------
           Total direct costs                                  30,190              28,830              58,150              64,505
                                                         ------------         -----------        ------------        ------------
           Gross margin                                        45,120              37,262              89,730              64,692
                                                         ------------         -----------        ------------        ------------
OPERATING EXPENSES:
     Selling and marketing                                     15,122              13,084              28,639              24,906
     Product development                                       13,076              13,081              25,523              25,656
     General and administrative                                12,842              11,126              26,126              23,959
     Depreciation and amortization                              5,944               7,275              11,987              14,648
     Merger related and restructuring costs                        --               9,211               2,022               9,211
     Acquired in-process research and development                  --                  --                 350                  --
     Amortization of acquisition intangibles                    4,964              20,405               9,696              40,811
                                                         ------------         -----------        ------------        ------------
           Total operating expenses                            51,948              74,182             104,343             139,191
                                                         ------------         -----------        ------------        ------------
Operating loss                                                 (6,828)            (36,920)            (14,613)            (74,499)
Interest, investment and other income, net                        643               1,125               1,278               3,771
Loss on sale of subsidiaries                                       --                (884)                 --             (53,186)
Equity in net loss of affiliate                                    --              (8,598)                 --             (13,627)
Income tax benefit                                                538               1,689                 982               1,891
                                                         ------------         -----------        ------------        ------------
NET LOSS                                                 $     (5,647)       $    (43,588)       $    (12,353)       $   (135,650)
                                                         ============         ===========        ============        ============

NET LOSS PER COMMON SHARE                                $      (0.08)       $      (0.74)       $      (0.19)       $      (2.32)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                 68,718,193          58,628,960          65,449,413          58,403,759
COMMON SHARES OUTSTANDING AT END OF PERIOD                 70,902,663          58,783,240          70,902,663          58,783,240

GROSS MARGIN PERCENTAGES:
 Software licenses                                                 94%                 93%                 94%                 92%
 Professional services, support and maintenance                    42%                 42%                 45%                 36%
 Data center                                                       46%                 47%                 50%                 41%
 Other                                                              4%                 40%                 22%                 31%
                                                         ------------         -----------        ------------        ------------
 Total gross margin                                                60%                 56%                 61%                 50%
                                                         ============         ===========        ============        ============

                                ATTACHMENT A
                      S1 CORPORATION AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF OPERATIONS
              (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                (UNAUDITED)


                                                                                     QUARTER ENDED 6/30/01
                                                                   ------------------------------------------------------
                                                                        FI                  CCA                  TOTAL
                                                                   ------------         ------------         ------------
REVENUE:
     Software licenses                                             $      9,339         $      7,990         $     17,329
     Support and maintenance                                              5,517                3,110                8,627
     Professional services                                               25,099                2,687               27,786
     Data center                                                         11,857                   --               11,857
     Other                                                                  493                   --                  493
                                                                   ------------         ------------         ------------
           Total revenue                                                 52,305               13,787               66,092
                                                                   ------------         ------------         ------------
DIRECT COSTS:
     Software licenses                                                      220                  908                1,128
     Professional services, support and maintenance                      18,444                2,654               21,098
     Data center                                                          6,306                   --                6,306
     Other                                                                  298                   --                  298
                                                                   ------------         ------------         ------------
           Total direct costs                                            25,268                3,562               28,830
                                                                   ------------         ------------         ------------
           Gross margin                                                  27,037               10,225               37,262
                                                                   ------------         ------------         ------------
OPERATING EXPENSES:
     Selling and marketing                                                7,113                5,971               13,084
     Product development                                                 10,738                2,343               13,081
     General and administrative                                           9,713                1,413               11,126
     Depreciation and amortization                                        6,611                  664                7,275
     Merger related and restructuring costs                               9,211                   --                9,211
     Acquired in-process research and development                            --                   --                   --
     Amortization and impairment of acquisition intangibles              15,605                4,800               20,405
                                                                   ------------         ------------         ------------
           Total operating expenses                                      58,991               15,191               74,182
                                                                   ------------         ------------         ------------
Operating loss                                                          (31,954)              (4,966)             (36,920)
Interest, investment and other income, net                                1,119                    6                1,125
Loss on sale of subsidiaries                                               (884)                  --                 (884)
Equity in net loss of affiliated company                                 (8,598)                  --               (8,598)
Income tax benefit (expense)                                              1,808                 (119)               1,689
                                                                   ------------         ------------         ------------
NET LOSS                                                           $    (38,509)        $     (5,079)        $    (43,588)
                                                                   ============         ============         ============

 Net loss per share                                                $      (0.65)        $      (0.09)        $      (0.74)

 Basic and diluted weighted average shares outstanding               58,628,960           58,628,960           58,628,960


                                                                                    QUARTER ENDED 3/31/02
                                                                   -----------------------------------------------------
                                                                        FI                   CCA                 TOTAL
                                                                   ------------         ------------         ------------
REVENUE:
     Software licenses                                             $     15,621         $      5,548         $     21,169
     Support and maintenance                                             10,603                4,439               15,042
     Professional services                                               22,768                2,050               24,818
     Data center                                                         11,108                   --               11,108
     Other                                                                  433                   --                  433
                                                                   ------------         ------------         ------------
           Total revenue                                                 60,533               12,037               72,570
                                                                   ------------         ------------         ------------
DIRECT COSTS:
     Software licenses                                                        2                1,211                1,213
     Professional services, support and maintenance                      17,705                3,556               21,261
     Data center                                                          5,206                   --                5,206
     Other                                                                  280                   --                  280
                                                                   ------------         ------------         ------------
           Total direct costs                                            23,193                4,767               27,960
                                                                   ------------         ------------         ------------
           Gross margin                                                  37,340                7,270               44,610
                                                                   ------------         ------------         ------------
OPERATING EXPENSES:
     Selling and marketing                                                9,258                4,259               13,517
     Product development                                                 10,063                2,384               12,447
     General and administrative                                          11,893                1,391               13,284
     Depreciation and amortization                                        5,482                  561                6,043
     Merger related and restructuring costs                               2,022                   --                2,022
     Acquired in-process research and development                           255                   95                  350
     Amortization and impairment of acquisition intangibles               4,032                  700                4,732
                                                                   ------------         ------------         ------------
           Total operating expenses                                      43,005                9,390               52,395
                                                                   ------------         ------------         ------------
Operating Loss                                                           (5,665)              (2,120)              (7,785)
Interest, investment and other income, net                                  643                   (8)                 635
Loss on sale of subsidiaries                                                 --                   --                   --
Equity in net loss of affiliated company                                     --                   --                   --
Income tax benefit (expense)                                                487                  (43)                 444
                                                                   ------------         ------------         ------------
NET LOSS                                                           $     (4,535)        $     (2,171)        $     (6,706)
                                                                   ============         ============         ============

 Net loss per share                                                $      (0.07)        $      (0.04)        $      (0.11)

 Basic and diluted weighted average shares outstanding               62,144,480           62,144,480           62,144,480


                                                                                     QUARTER ENDED 6/30/02
                                                                   ------------------------------------------------------
                                                                         FI                  CCA                TOTAL
                                                                   ---------------------------------         ------------
REVENUE:
     Software licenses                                             $     19,548         $      5,513         $     25,061
     Support and maintenance                                              9,613                4,890               14,503
     Professional services                                               22,585                2,276               24,861
     Data center                                                         10,569                   --               10,569
     Other                                                                  316                   --                  316
                                                                   ------------         ------------         ------------
           Total revenue                                                 62,631               12,679               75,310
                                                                   ------------         ------------         ------------
DIRECT COSTS:
     Software licenses                                                       47                1,498                1,545
     Professional services, support and maintenance                      18,681                3,997               22,678
     Data center                                                          5,665                   --                5,665
     Other                                                                  302                   --                  302
                                                                   ------------         ------------         ------------
           Total direct costs                                            24,695                5,495               30,190
                                                                   ------------         ------------         ------------
           Gross margin                                                  37,936                7,184               45,120
                                                                   ------------         ------------         ------------
OPERATING EXPENSES:
     Selling and marketing                                               10,071                5,051               15,122
     Product development                                                 10,575                2,501               13,076
     General and administrative                                          11,397                1,445               12,842
     Depreciation and amortization                                        5,437                  507                5,944
     Merger related and restructuring costs                                  --                   --                   --
     Acquired in-process research and development                            --                   --                   --
     Amortization and impairment of acquisition intangibles               4,147                  817                4,964
                                                                   ------------         ------------         ------------
           Total operating expenses                                      41,627               10,321               51,948
                                                                   ------------         ------------         ------------
Operating Loss                                                           (3,691)              (3,137)              (6,828)
Interest, investment and other income, net                                  434                  209                  643
Loss on sale of subsidiaries                                                 --                   --                   --
Equity in net loss of affiliated company                                     --                   --                   --
Income tax benefit (expense)                                                681                 (143)                 538
                                                                   ------------         ------------         ------------
NET LOSS                                                           $     (2,576)        $     (3,071)        $     (5,647)
                                                                   ============         ============         ============

 Net loss per share                                                $      (0.04)        $      (0.04)        $      (0.08)

 Basic and diluted weighted average shares outstanding               68,718,193           68,718,193           68,718,193

FI = Financial Institutions Segment
CCA=Contact Center Automation Segment

                                  ATTACHMENT B
                         S1 CORPORATION AND SUBSIDIARIES
                             2002 FINANCIAL GUIDANCE
                      (IN MILLIONS, EXCEPT PER SHARE DATA)
                                   ATTACHMENT



GUIDANCE PROVIDED APRIL 30, 2002


                                                Q2                   Q3                 Q4               FULL YEAR 02
                                         -------------------------------------------------------------------------------
REVENUE
FI Segment                               $    60  - $   61     $  60  - $  61      $ 65 - $ 66       $ 246  -  $ 249
Contact Center Segment                   $    15  - $   16     $  17  - $  18      $ 19 - $ 20       $  63  -  $  66
                                         -------------------------------------------------------------------------------
Total Revenues                           $    75  - $   77     $  77  - $  79      $ 84 - $ 86       $ 309  -  $ 315

EARNINGS PER SHARE
EPS FI Segment                           $ (0.08) - $ (.07)    $(.06) - $(.04)     $.00 - $.01       $(.21) -  $(.17)
EPS Contact Center Segment               $  (.01) - $ (.00)    $(.00) - $ .00      $.01 - $.02       $(.04) -  $(.02)
                                         -------------------------------------------------------------------------------
Total EPS                                $  (.09) - $ (.07)    $(.06) - $(.04)     $.01 - $.03       $(.25) -  $(.19)

SHARES USED IN CALCULATION                      67.5                71.7                76.1               70.0


==============================================================================




GUIDANCE AFTER ACCOUNTING FOR DISCONTINUED OPERATIONS

                                                          Q3                    Q4               FULL YEAR 02
                                                   -----------------------------------------------------------
Revenue - Financial Segment                        $  58  -  $   62         $ 62 - $ 67       $ 243  - $ 252

EPS from Financial Segment                         $(.08) -  $ (.03)        $.01 - $.05       $(.18) - $(.09)
EPS from Discontinued Operations                   $ .01  -  $  .02         $.02 - $.03       $(.05) - $(.03)
                                                   -----------------------------------------------------------
Total EPS                                          $(.07) -  $ (.01)        $.03 - $.08       $(.23) - $(.12)

SHARES USED IN CALCULATION                               71.2                   75.0                70.0

                                  ATTACHMENT C
                         S1 CORPORATION AND SUBSIDIARIES
                 FINANCIAL INSTITUTIONS SEGMENT REVENUE SCHEDULE

                                 (IN THOUSANDS)



                                  QUARTER ENDED 3/31/02              QUARTER ENDED 6/30/02                 YEAR-TO-DATE
                              ------------------------------   --------------------------------  ---------------------------------
                                         SINGLE CHANNEL                    SINGLE CHANNEL                   SINGLE CHANNEL
                              ENTERPRISE   SOLUTIONS    TOTAL   ENTERPRISE  SOLUTIONS     TOTAL  ENTERPRISE    SOLUTIONS   TOTAL
                              -------------------------------  --------------------------------  ---------------------------------

     Software licenses          $1,614    $14,007      $15,621    $4,311    $15,237      $19,548    $5,925    $ 29,244    $ 35,169
     Support and maintenance       214     10,389       10,603       264      9,349        9,613       478      19,738      20,216
     Professional services         498     22,270       22,768     2,464     20,121       22,585     2,962      42,391      45,353
     Data center                   103     11,005       11,108        39     10,530       10,569       142      21,535      21,677
     Other                          --        433          433        --        316          316        --         749         749
                                ------    -------      -------    ------    -------      -------    ------    --------    --------
           Total revenue        $2,429    $58,104      $60,533    $7,078    $55,553      $62,631    $9,507    $113,657    $123,164
                                ======    =======      =======    ======    =======      =======    ======    ========    ========

                                ATTACHMENT D
                      S1 CORPORATION AND SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF OPERATIONS - PRO FORMA
              (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                (UNAUDITED)


                                                                          QUARTER ENDED                          YEAR-TO-DATE
                                                             -----------------------------------------  --------------------------
                                                              6/30/2001     3/31/2002       6/30/2002     6/30/2001     6/30/2002
                                                             ------------  ------------   ------------  ------------  ------------
REVENUE:
     Software licenses                                       $      9,339  $     15,621   $     19,548  $     17,440  $     35,169
     Support and maintenance                                        5,517        10,603          9,613        11,286        20,216
     Professional services                                         25,099        22,768         22,585        52,933        45,353
     Data center                                                   11,857        11,108         10,569        22,095        21,677
     Other                                                            493           433            316           948           749
                                                             ------------  ------------   ------------  ------------  ------------
           Total revenue                                           52,305        60,533         62,631       104,702       123,164
                                                             ------------  ------------   ------------  ------------  ------------
DIRECT COSTS:
     Software licenses                                                220             2             47           390            49
     Professional services, support and maintenance                18,444        17,705         18,681        43,501        36,386
     Data center                                                    6,306         5,206          5,665        13,056        10,871
     Other                                                            298           280            302           658           582
                                                             ------------  ------------   ------------  ------------  ------------
           Total direct costs                                      25,268        23,193         24,695        57,605        47,888
                                                             ------------  ------------   ------------  ------------  ------------
           Gross margin                                            27,037        37,340         37,936        47,097        75,276
                                                             ------------  ------------   ------------  ------------  ------------
OPERATING EXPENSES:
     Selling and marketing                                          7,113         9,258         10,071        13,055        19,329
     Product development                                           10,738        10,063         10,575        20,570        20,638
     General and administrative                                     9,713        11,893         11,397        20,791        23,290
     Depreciation and amortization                                  6,611         5,482          5,437        13,326        10,919
     Merger related and restructuring costs                         9,211         2,022             --         9,411         2,022
     Acquired in-process research and development                      --           255             --            --           255
     Amortization and impairment of acquisition intangibles        15,605         4,032          4,147        31,211         8,179
                                                             ------------  ------------   ------------  ------------  ------------
           Total operating expenses                                58,991        43,005         41,627       108,364        84,632
                                                             ------------  ------------   ------------  ------------  ------------
Loss from continuing operations before interest and taxes         (31,954)       (5,665)        (3,691)      (61,267)       (9,356)
Interest, investment and other income, net                          1,119           643            434         3,817         1,077
Loss on sale of subsidiaries                                         (884)           --             --       (53,186)           --
Equity in net loss of affiliated company                           (8,598)           --             --       (13,627)           --
Income tax benefit                                                  1,808           487            681         2,063         1,168
                                                             ------------  ------------   ------------  ------------  ------------
Loss from continuing operations                                   (38,509)       (4,535)        (2,576)     (122,200)       (7,111)
Loss from discontinued operations                                  (5,079)       (2,171)        (3,071)      (13,450)       (5,242)
                                                             ------------  ------------   ------------  ------------  ------------
NET LOSS                                                     $    (43,588) $     (6,706)  $     (5,647) $   (135,650) $    (12,353)
                                                             ============  ============   ============  ============  ============

Basic and diluted weighted average shares outstanding          58,628,960    62,144,480     68,718,193    58,403,759    65,449,413

Loss from continuing operations per common share             $      (0.65) $      (0.07)  $      (0.04) $      (2.09) $      (0.11)
Loss from discontinued operations per common share           $      (0.09) $      (0.04)  $      (0.04) $      (0.23) $      (0.08)
Net loss per common share                                    $      (0.74) $      (0.11)  $      (0.08) $      (2.32) $      (0.19)

S1 will begin presenting its Contact Center Automation segment results as results from discontinued operations beginning in Q3 of 2002, as required by generally accepted accounting principles (GAAP). The statements of operations presented above give effect to such presentation on a pro forma basis